UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 1, 2023

ACADIA REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 Theodore Fremd Avenue

Suite 300

Rye, New York 10580

(Address of principal executive offices) (Zip Code)

(914) 288-8100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common shares of beneficial interest, par value $0.001 per share	AKR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A ("Amended 8-K”) amends the Current Report on Form 8-K filed on August 2, 2023 (“Initial 8-K”) for the event dated August 1, 2023. The sole purpose for filing this Amended 8-K is to correct a clerical error contained in the supplemental reporting information regarding the financial results, operations and portfolio of Acadia Realty Trust (the “Company”) as of and for the quarter and year-to-date period ended June 30, 2023 (“Q2 2023 Supplemental Information”) attached as Exhibit 99.2 to the Initial 8-K, as described further below. A corrected Exhibit 99.2 is attached to this Amended 8-K as Exhibit 99.1.

Item 2.02. Results of Operations and Financial Condition.

On August 1, 2023, the Company furnished the Q2 2023 Supplemental Information as Exhibit 99.2 to the Initial 8-K. The table on page 18 of the Q2 2023 Supplemental Information contained a clerical error, which is corrected in Exhibit 99.1 attached hereto, including an explanatory footnote.

The information included in this Item 2.02, including the information included in Exhibit 99.1 attached hereto, is intended to be “furnished” pursuant to Item 2.02, and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, or otherwise subject to the liabilities of Sections 11 and 12 (a)(2) of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Supplemental Reporting Information as of and for the quarter and year-to-date period ended June 30, 2023 as revised August 10, 2023.
104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101.)

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST
Dated:	(Registrant)

	By:	/s/ John Gottfried
	Name:	John Gottfried
August 10, 2023	Title:	Executive Vice President and Chief Financial Officer